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                                                                    EXHIBIT 10.1

                      OBJECTIVE SYSTEMS INTEGRATORS, INC.

                            1994 STOCK OPTION PLAN
                      (as amended through July 24, 1999)


1.   Purposes.  The purposes of this Stock Option Plan are to attract and retain
     --------
     the best available people for positions of substantial responsibility, to provide additional incentives to Employees and Consultants of the Corporation and its Subsidiaries, and to promote the success of the Corporation's business. Options granted under this Plan may be incentive stock options (as defined under Section 422 of the Code) or nonstatutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder.

2.   Definitions.  As used in this Plan, the following definitions will apply:
     -----------

     (a)  Administrator.  The Board or any of its Committees.
          -------------

     (b)  Board. The Board of Directors of the Corporation.
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     (c)  Code.  The Internal Revenue Code of 1986, as amended.
          -----

     (d)  Committee.  A Committee appointed by the Board of Directors under
          ---------
          Section 4.

     (e)  Common Stock.  The Common Stock of the Corporation.
          ------------

     (f)  Corporation.  Objective Systems Integrators, Inc., a Delaware
          -----------
          corporation.

     (g)  Consultant.  Any director of the Corporation, a Parent or Subsidiary,
          ----------
          whether or not compensated for such services, and any person who is engaged by the Corporation, a Parent or Subsidiary to render consulting or advisory services and is compensated for those services.

     (h)  Continuous Status as an Employee or Consultant.   The employment,
          ----------------------------------------------
          directorship or consulting relationship with the Corporation, any Parent, or Subsidiary, has not been interrupted or ended. Continuous Status will not be considered interrupted in the case of (1) a leave of absence approved by the Corporation, or (2) transfers between locations of the Corporation or between the Corporation, its Parent, any Subsidiary, or any successor. Leaves of absence "approved by the Corporation" are those that have been properly approved by an authorized representative of the Corporation. For Incentive Stock Options, no leave may exceed 90 days unless reemployment is guaranteed at the end of the leave by statute or contract, including Corporation policies. If reemployment is not guaranteed, then on the 91st day of the leave Incentive Stock Options held by the Optionee will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

     (i)  Employee.  Any person, including Officers and directors, employed by
          --------
          the Corporation or any Parent or Subsidiary of the Corporation. The payment of a director's fee by the Corporation is not sufficient to constitute "employment" by the Corporation.

     (j)  Exchange Act.  The Securities Exchange Act of 1934, as amended.
          ------------

     (k)  Fair Market Value.  As of any date, the value of Common Stock
          -----------------
          determined as follows:

          (i) If the Common Stock is listed on an established stock exchange or a national market system, its Fair Market Value will be the closing sales price for the stock (or the closing bid, if no sales were reported) as quoted on the exchange or system for the last market trading day before the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

          (ii) If the Common Stock is quoted on the NASDAQ System (but not on its Nasdaq National Market) or regularly quoted by a recognized securities dealer but selling prices are not

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                reported, its Fair Market Value will be the mean between the high bid and low asked prices for the Common Stock on the last market trading day before the day of determination, or;

          (iii) In the absence of an established market for the Common Stock, Fair Market Value will be determined in good faith by the Administrator.

     (l)  Incentive Stock Option.  An Option intended to qualify as an incentive
          ----------------------
          stock option within the meaning of Section 422 of the Code.

     (m)  Nonstatutory Stock Option.  An Option not intended to qualify as an
          -------------------------
          Incentive Stock Option.

     (n)  Officer.  A person who is an officer of the Corporation within the
          -------
          meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (o)  Option.  A stock option granted under the Plan.
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     (p)  Optioned Stock.  The Common Stock subject to an Option.
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     (q)  Optionee.  An Employee or Consultant who receives an Option.
          --------

     (r)  Parent.  A "parent corporation", whether now or hereafter existing, as
          ------
          defined in Section 424(e) of the Code.

     (s)  Plan.  This 1994 Stock Option Plan.
          ----

     (t)  Share.  A share of the Common Stock, as adjusted in accordance with
          -----
          Section 11.

     (u)  Subsidiary.  A "subsidiary corporation", whether now or hereafter
          ----------
          existing, as defined in Section 424(f) of the Code.

3.   Stock Subject to the Plan.  Subject to Section 11, the maximum aggregate
     -------------------------
     number of Shares which may be optioned and sold under the Plan is 10,434,830 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered under an Option Exchange Program, the unpurchased Shares will become available for future grant or sale under the Plan unless the Plan has terminated; provided, however, that Shares that have actually been issued under the Plan will not be returned to the Plan and will not become available for future distribution, except that if unvested Shares are repurchased by the Corporation at their original purchase price, and the original purchaser of those Shares did not receive any benefits of ownership of the Shares, the Shares will become available for future grant under the Plan. For purposes of the preceding sentence, voting rights are not considered a benefit of Share ownership.

4.   Administration of the Plan.
     --------------------------

     (a)  Plan Procedures.
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          (1)  Administration for Directors and Officers.  For Options to
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               Employees who are also Officers or directors of the Corporation, the Plan will be administered by (A) the Board if the Board can administer it in compliance with Rule 16b-3 under the Exchange Act or any successor thereto ("Rule 16b-3") for plans intended to qualify as discretionary, or (B) a Committee designated by the Board, which Committee will be constituted to permit the Plan to comply with Rule 16b-3 for plans intended to qualify as discretionary. Once appointed, this Committee will continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee, appoint additional members of the Committee, remove members (with or without cause), appoint new members in substitution for removed members, fill vacancies, however caused, and remove all members and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3 for plans intended to qualify as discretionary plans.

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          (2)  Multiple Administrative Bodies.  If permitted by Rule 16b-3, the
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               Plan may be administered by different bodies with respect to directors, non-director Officers and Employees who are neither directors nor Officers.

          (3)  Administration for Consultants and Other Employees.  For Options
               --------------------------------------------------
               to Employees or Consultants who are neither directors nor Officers of the Corporation, the Plan will be administered by (A) the Board, or (B) a committee designated by the Board, which will be constituted to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, of Delaware corporate and securities laws, of the Code, and of any applicable stock exchange ("Applicable Laws"). Once appointed, this Committee will continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee, appoint additional members of the Committee, remove members (with or without cause), appoint new members in substitution for removed members, fill vacancies, however caused, and remove all members and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

     (b)  Powers of the Administrator.  Subject to the provisions of the Plan
          ---------------------------
          and, in the case of a Committee, the specific duties delegated by the Board to the Committee, and subject to the approval of any relevant authorities including, if required, the approval of any stock exchange on which the Common Stock is listed, the Administrator will have the authority, in its discretion:

          (1)  to determine the Fair Market Value of the Common Stock;

          (2) to select the Consultants and Employees to whom Options may be granted;

          (3)  to determine whether and to what extent Options are granted;

          (4) to determine the number of shares of Common Stock to be covered by each Option;

          (5) to approve forms of written agreement for use under the Plan ("Option Agreement");

          (6)  to determine the terms and conditions of any Option;

          (7) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(f) instead of Common Stock;

          (8) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by the Option has declined since the date the Option was granted; and

          (9) to construe and interpret the terms of the Plan and Options granted under it.

     (c)  Effect of Administrator's Decision.  All decisions, determinations and
          ----------------------------------
          interpretations of the Administrator will be final and binding on all Optionees and any other holders of an Option.

5.   Eligibility.
     -----------

     (a)  Type of Option.  Nonstatutory Stock Options may be granted to
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          Employees and Consultants.  Incentive Stock Options may be granted only to Employees and Consultants who are directors. An Employee or Consultant who has been granted an Option may, if otherwise eligible, be granted additional Options.

     (b)  Option Terms.  Each Option will be designated in the Option Agreement
          ------------
          as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding that designation, to the extent the aggregate Fair Market Value:

          (1) of Shares subject to an Optionee's Incentive Stock Options granted by the Corporation, any Parent or Subsidiary, which

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          (2)  become exercisable for the first time during any calendar year
               (under all plans of the Corporation or any Parent or Subsidiary) exceeds $100,000, the excess Options will be treated as Nonstatutory Stock Options. For purposes of this Section, Incentive Stock Options will be taken into account in the order in which they were granted, and the Fair Market Value of the Shares will be determined at time the Option is granted.

     (c)  At Will Employment.  The Plan does not confer on an Optionee any
          ------------------
          rights regarding continuation of an employment or consulting relationship with the Corporation, nor will it interfere in any way with the Optionee's or the Corporation's right to terminate the Optionee's employment or consulting relationship at any time, with or without cause.

     (d)  Limitations.  If the Corporation or a successor corporation issues any
          -----------
          class of common equity securities required to be registered under
          Section 12 of the Exchange Act, or if the Plan is assumed by a corporation having a class of common equity securities required to be registered under Section 12 of the Exchange Act, the following limitations will apply to grants of Options to Employees:

          (1) No Employee will be granted, in any fiscal year of the Corporation, Options to purchase more than 1,375,000 Shares.

          (2) This limitation will be adjusted proportionately in connection with any change in the Corporation's capitalization as described in Section 11.

          (3) If an Option is canceled in the same fiscal year of the Corporation in which it was granted (other than in connection with a transaction described in Section 11), the cancelled Option will be counted against the limits in this Section 5. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

6.   Term of Plan.  The Plan will become effective on the earlier to occur of
     ------------
     its adoption by the Board or its approval by the Corporation's shareholders, as described in Section 17. It will continue in effect for a term of 10 years unless sooner terminated under Section 13.

7.   Term of Option.  The term of each Option will be the term stated in the
     --------------
     Option Agreement; provided, however, that the term will be no more than 10 years from the date of grant. For Incentive Stock Options granted to an Optionee who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the Corporation or any Parent or Subsidiary, the term of the Option will be five years from the date of grant or such shorter term as may be provided in the Option Agreement.

8.   Exercise Price and Consideration.
     --------------------------------

     (a)  Price.  The per Share exercise price for Shares to be issued on
          -----
          exercise of an Option will be the price determined by the Board, but will be subject to the following:

          (1)  In the case of an Incentive Stock Option

               (A) granted to an Employee who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the Corporation or any Parent or Subsidiary, the per Share exercise price not be less than 110% of the Fair Market Value per Share on the date of grant.

               (B) granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price will not be less than 100% of the Fair Market Value per Share on the date of grant.

          (2)  In the case of a Nonstatutory Stock Option

               (A) granted to a person who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the Corporation or any Parent or Subsidiary, the per Share exercise price will not be less than 110% of the Fair Market Value per Share on the date of the grant.

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               (B)  granted to any person, the per Share exercise price will not be less than 85% of the Fair Market Value per Share on the date of grant.

     (b) The consideration to be paid for the Shares issued on exercise of an Option, including the method of payment, will be determined by the Administrator (and, in the case of an Incentive Stock Option, will be determined at the time of grant) and may consist entirely of (1) cash,
          (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired on exercise of an Option have been owned by the Optionee for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option will be exercised, (5) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, require to effect an exercise of the Option and delivery to the Corporation of the sale or loan proceeds required to pay the exercise price, or (6) any combination of the foregoing methods of payment. In making its determination, the Board will consider whether the type of consideration may reasonably be expected to benefit the Corporation.

9.   Exercise of Option.
     ------------------

     (a)  Procedure for Exercise; Rights as a Shareholder.  Options granted
          -----------------------------------------------
          under the Plan will be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Corporation and/or the Optionee, and as will be permissible under the terms of the Plan, but in no case at a rate of less than 20% per year over five years from the date the Option is granted.

          An Option may not be exercised for a fraction of a Share.

          An Option will be deemed to have been exercised when (a) written notice of exercise has been given to the Corporation in accordance with the terms of the Option and by the person entitled to exercise it, and (b) full payment for the Shares has been received by the Corporation. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(b). Notwithstanding exercise of an Option, no right to vote or receive dividends or any other rights as a shareholder will exist with respect to Optioned Stock until a stock certificate for the Shares has been issued, as evidenced by the appropriate entry on the books of the Corporation or of a duly authorized transfer agent of the Corporation. The Corporation will issue (or cause to be issued) a stock certificate promptly after exercise of the Option. Except as provided in Section 11, no adjustment will be made for a dividend or other right for which the record date is before the date the stock certificate is issued.

          Exercise of an Option will result in a decrease in the number of Shares that are thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

     (b)  Termination of Relationship.   If an Optionee's Continuous Status as
          ---------------------------
          an Employee or Consultant ends (but not if there is a change in status from Employee to Consultant (in which case an Employee's Incentive Stock Option will automatically convert to a Nonstatutory Stock Option on the 91st day after the change of status) or from Consultant to Employee), the Optionee may, but only within such period as is determined by the Administrator (which will be at least 30 days and, in the case of an Incentive Stock Option, will not exceed three months after the date the Continuous Status as an Employee or Consultant ends but in no event later than the expiration date of the Option set forth in the Option Agreement) exercise the Option to the extent that the Optionee was entitled to exercise it on the date Continuous Status as an Employee or Consultant ends. To the extent an Optionee was not entitled to exercise the Option on the date Continuous Status as an Employee or Consultant ends, or if Optionee does not exercise the Option within the time specified, the Option will terminate.

     (c)  Disability.  If an Optionee's consulting relationship or Continuous
          ----------
          Status as an Employee ends as a result of the Optionee's disability, the Optionee may, but only within 12 months from the date of termination (and in no event later than the expiration date of the Option set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it on the date of termination; provided, however, that if the disability is not a "disability" as defined in Section

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          22(e)(3) of the Code, in the case of an Incentive Stock Option the
          Incentive Stock Option will automatically convert to a Nonstatutory Stock Option three months and one day after termination. To the extent that the Optionee is not entitled to exercise the Option on the date of termination, or if the Optionee does not exercise the Option to the extent so entitled within the time specified, the Option will terminate and the Shares covered by the Option will revert to the Plan.

     (d)  Death.  If an Optionee dies, the Option may be exercised at any time
          -----
          within 12 months after the date of death (but in no event later than the expiration of the Option set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option on the date of death.
          If, at the time of death, the Optionee was not entitled to exercise the entire Option, the Shares covered by the unexercisable part of the Option will immediately revert to the Plan. If, after death, the Optionee's estate or the person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified, the Option will terminate and the Shares covered by the Option will revert to the Plan.

     (e)  Rule 16b-3.  Options granted to individuals subject to Section 16(b)
          ----------
          of the Exchange Act will comply with Rule 16b-3 and will contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act for Plan transactions.

     (f)  Buyout Provisions.  At any time, the Administrator may offer to buy
          -----------------
          out (for a payment in cash or Shares) an Option previously granted. The offer may be based on such terms and conditions as the Administrator establishes and communicates to the Optionee at the time the offer is made.

10.  Non-Transferability.  Options may not be sold, pledged, assigned,
     --------------------
     hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

11.  Adjustments on Changes in Capitalization or Merger.
     --------------------------------------------------

     (a)  Changes in Capitalization.  Subject to any required action by the
          -------------------------
          Corporation's shareholders, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each outstanding Option, will be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Corporation; provided, however, that conversion of any convertible securities of the Corporation will not be deemed to have been "effected without receipt of consideration." This adjustment will be made by the Board, whose determination will be final, binding and conclusive. Except as expressly provided in the Plan, the Corporation's issuance of shares of stock of any class, or securities convertible into shares of stock of any class, will not affect, and no adjustment by reason thereof will be made with respect to, the number or price of shares of Common Stock subject to an Option.

     (b)  Dissolution or Liquidation.  If there is a proposed dissolution or
          --------------------------
          liquidation of the Corporation, the Board will notify the Optionee at least 15 days before the proposed action. To the extent it has not been previously exercised, the Option will end immediately before the consummation of the proposed action.

     (c)  Merger.  If the Corporation is merged with or into another
          ------
          corporation, the Option may be assumed or an equivalent option may be substituted by the successor corporation or a parent or subsidiary of the successor corporation. If, the Option is not assumed or substituted, the Option will end as of the date the merger is closed. For the purposes of this paragraph, an Option will be considered "assumed" if, after the merger, it confers the right to purchase, for each Share of Optioned Stock immediately before the merger, the same consideration (whether stock, cash, or other securities or property) received in the merger by holders of Common Stock for each Share held by the holders of Common Stock on the effective date of the transaction (and if the holders of Common Stock were

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          offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if the consideration received in the merger was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide that the consideration to be received on the exercise of an Option for each Share of Optioned Stock to be solely an amount of common stock of the successor corporation or its Parent that is equal in fair market value to the per share consideration received by holders of Common Stock in the merger.

12.  Time of Granting Options.  The date of an Option grant will be the date on
     ------------------------
     which the Administrator decides to grant the Option, or such other date as is determined by the Board. Notice of the decision will be given to each Employee or Consultant to whom an Option is granted within a reasonable time after the date of grant.

13.  Amendment and Termination of the Plan.
     -------------------------------------

     (a)  Amendment and Termination.  The Board may at any time amend, alter,
          -------------------------
          suspend or discontinue the Plan, but without the Optionee's consent no amendment, alteration, suspension or discontinuation will be made which would impair the rights of the Optionee under any grant previously made. In addition, to the extent necessary or desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Corporation will obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

     (b)  Effect of Amendment or Termination.   An amendment or termination of
          ----------------------------------
          the Plan will not affect Options that have already been granted. Previously granted Options will remain in full force and effect as if the Plan had not been amended or terminated, unless mutually agreed otherwise by the Optionee and the Board in a written agreement signed by the Optionee and the Corporation.

14.  Conditions on Issuance of Shares.   Shares will not be issued on exercise
     --------------------------------
     of an Option unless the exercise of the Option and the issuance and delivery of the Shares (a) complies with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange on which the Shares are then listed, and
     (b) has been approved by counsel for the Corporation with respect to such compliance.

     As a condition of exercising an Option, the Corporation may require the person exercising it to represent and warrant at the time of exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute them if, in the opinion of counsel for the Corporation, such a representation is legally required.

15.  Reservation of Shares.  During the term of the Plan, the Corporation will
     ---------------------
     reserve and keep available a number of Shares that are sufficient to satisfy the requirements of the Plan.

     The inability of the Corporation to obtain authority from any regulatory body having jurisdiction, which authority the Corporation's counsel deems to be necessary to the lawful issuance and sale of any Shares under the Plan, will relieve the Corporation of liability for not issuing or selling those Shares.

16.  Agreements.  Options will be evidenced by written agreements in such form
     ----------
     as the Board from time to time approves.

17.  Shareholder Approval.  Continuance of the Plan will be subject to approval
     --------------------
     by the Corporation's shareholders within 12 months before or after the date the Plan is adopted. Shareholder approval will be obtained in the degree and manner required under applicable state and federal law and the rules of any stock exchange on which the Common Stock is listed.

18.  Information to Optionees and Purchasers.  The Corporation will provide each
     ---------------------------------------
     Optionee, not less frequently than annually, with copies of annual financial statements. The Corporation will also provide financial statements to each individual who acquires Shares under the Plan while the individual owns the Shares. The Corporation will not be required to provide such statements to key employees whose duties in connection with the Corporation assure their access to equivalent information.

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